FINANCIAL ASSETS (Details) - USD ($) $ in Millions	Dec. 31, 2024	Dec. 31, 2023
Current:
Marketable securities	$ 286	$ 631
Foreign currency forward contracts	45	23
Cross currency interest rate swaps	79	42
Loans and receivables	94	68
Other	165	170
Total current	669	934
Non-current:
Marketable securities	136	178
Foreign currency forward contracts	32	0
Cross currency interest rate swaps	155	120
Loans and receivables	154	75
Other	249	234
Total non-current	$ 726	$ 607